UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2025

MEDICUS PHARMA LTD.
(Exact name of registrant as specified in its charter)

Ontario	001-42408	98-1778211
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 Conshohocken State Road, Suite 200
 Conshohocken, Pennsylvania, United States 19428
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (610) 540-7515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common shares, no par value	MDCX	NASDAQ Capital Market
Warrants, each exercisable for one common share at an exercise price of $4.64 per share	MDCXW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement and Debentures

On May 2, 2025, Medicus Pharma Ltd., a company incorporated under the laws of the Province of Ontario, Canada (the "Company"), entered into a securities purchase agreement (the "Purchase Agreement") with YA II PN, Ltd. ("Yorkville"), in connection with the issuance and sale by the Company of debentures (the "Debentures") issuable in an aggregate principal amount of up to $5,000,000 (the "Subscription Amount"). Yorkville purchased and the Company issued $1,250,000 in aggregate principal amount of Debentures upon the signing of the Purchase Agreement. Yorkville will purchase, and the Company will issue, an additional $1,250,000 in aggregate principal amount of Debentures within five days of filing a registration statement with the Securities and Exchange Commission (the "SEC") registering the resale of the common shares issuable pursuant to that certain Standby Equity Purchase Agreement by and between the Company and Yorkville, dated as of February 10, 2025 (the "SEPA")(the "Second Closing"). At the Company's election, Yorkville will purchase, and the Company will issue, up to $2,500,000 in aggregate principal amount of Debentures within five days of the date that is sixty days following the date that the aforementioned registration statement registering the resale of the common shares issuable pursuant to the SEPA is declared effective by the SEC. Contemporaneously with the execution and delivery of the Purchase Agreement, each of the Company's subsidiaries entered into a global guaranty agreement (the "Guaranty") in favor of Yorkville with respect to the Company's obligations under the Purchase Agreement and the Debentures. Capitalized terms used, but not otherwise defined, herein have the meaning ascribed to such terms in the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1.

Interest will accrue on the outstanding principal amount of each Debenture at an annual rate of 8.00%, subject to a potential increase to 18.00% per annum upon the occurrence of certain events of default. The Debentures will mature on February 2, 2026 (the "Maturity Date"). The Debentures will be issued at a purchase price equal to 90% of the Subscription Amount. The Company will repay the outstanding principal amount of the Debentures in six equal monthly installments of $500,000 plus accrued and unpaid interest, in cash, as of such payment date starting on the 60-day anniversary of the issuance date of each Debenture (or the outstanding principal amount if the amount owed in the aggregate among all Debentures is less than $500,000), with $2,000,000 (or the remaining outstanding principal amount if the amount owed in the aggregate among all Debentures is less than $2,000,000) plus accrued and unpaid interest due in full on the Maturity Date.

The Debenture provides the Company with an optional redemption right pursuant to which the Company, at any time, may redeem in cash, in whole or in part, all amounts outstanding under the Debentures prior to the Maturity Date. The redemption amount shall be equal to the outstanding principal balance being redeemed by the Company, plus all accrued and unpaid interest in respect of such redeemed principal amount as of such redemption date. Pursuant to the Purchase Agreement, Yorkville may, at any time after the Second Closing, require the Company to redeem all or a portion of the Debentures held by Yorkville at such time with the proceeds of any equity financing undertaken by the Company.

The foregoing descriptions of the Purchase Agreement, Guaranty and Debentures do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, and with respect to the Debentures, a form thereof, which are filed herewith as Exhibits 10.1, 10.2 and 4.1, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1*	Form of Debenture.
10.1*#	Securities Purchase Agreement, by and between Medicus Pharma Ltd. and YA II PN, Ltd., dated May 2, 2025.
10.2*	Global Guaranty Agreement, by and among the subsidiaries of Medicus Pharma Ltd. set forth in Schedule I thereto, dated May 2, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL document).

*	Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

#	Certain schedules and exhibits have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include, but are not limited to, statements concerning the principal aggregate amount of Debentures the Company may issue, the potential early redemption of the amounts outstanding under the Debentures by either the Company or Yorkville, the terms and conditions of the Debentures, including with respect to the Company filing an effective registration statement with the SEC. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as "plan," "believe," "goal," "target," "aim," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "continue," "could," "may," "might," "possible," "potential," "predict," "should," "would" and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of the Company's management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including the risks and uncertainties detailed from time to time in the Company's filings with the SEC. Potential investors, shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. The Company does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company's filings with the SEC, which are available at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MEDICUS PHARMA LTD.

By:	/s/ Raza Bokhari
Name:	Dr. Raza Bokhari
Title:	Executive Chairman and Chief Executive Officer

Dated: May 5, 2025